UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2026

Roivant Sciences Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-40782	98-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7th Floor
50 Broadway
London SW1H 0DB
United Kingdom

1 Pennsylvania Plaza
Floor 54
New York, NY 10119
United States1

Viaduktstrasse 8
4051 Basel
Switzerland1
(Address of principal executive offices, and Zip Code)

+44 207 400-3347
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0000000341740141 per share	ROIV	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 Addresses of wholly-owned subsidiaries of the Registrant.

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Roivant Sciences Ltd. (the “Company” or “Roivant”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 3, 2026 (the “Original 8-K”). The Original 8-K disclosed the entry into a Settlement Agreement (the “Settlement Agreement”), dated March 3, 2026, by and among Genevant Sciences GmbH (“Genevant”), a subsidiary of Roivant, Arbutus Biopharma Corp. (“Arbutus” and, together with Genevant, “Genevant/Arbutus”), and, solely for certain purposes, Genevant Sciences Ltd. (“GSL”), and Moderna, Inc. and ModernaTx, Inc. (together, “Moderna”).

The sole purpose of this Amendment is to file the Settlement Agreement as Exhibit 10.1 hereto in accordance with the disclosure in Item 1.01 of the Original 8-K, which indicated that a copy of the Settlement Agreement would be filed as an exhibit to a subsequent filing with the SEC.

Except as set forth herein, no other changes have been made to the Original 8-K, and this Amendment does not modify or update any other disclosures set forth in the Original 8-K. This Amendment should be read in conjunction with the Original 8-K.

Item 1.01.	Entry into a Material Definitive Agreement

The disclosure set forth in Item 1.01 of the Original 8-K is hereby incorporated by reference. As described in the Original 8-K, on March 3, 2026, Genevant, Arbutus and, solely for certain purposes, GSL, entered into a Settlement Agreement with Moderna to resolve all patent infringement litigation between Genevant/Arbutus and Moderna pending in the U.S. and internationally relating to Moderna's use of Genevant/Arbutus’ lipid nanoparticle delivery technology in its vaccines.

The foregoing description of the Settlement Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Amendment and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1*^	Settlement Agreement, dated March 3, 2026.
104	Cover Page Interactive Data File (embedded with Inline XBRL document).

* Certain portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because those portions are both not material and are the type that the Company treats as private or confidential.
^ Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROIVANT SCIENCES LTD.

By:	/s/ Keyur Parekh
Name: Keyur Parekh
Title: Authorized Signatory

Dated: March 23, 2026